Exhibit 99.1
Slide 1 © 2025 AeroVironment, Inc. DEFINING THE NEXT ERA OF DEFENSE TECHNOLOGY William Blair Growth Stock Conference NASDAQ: AVAV June 3, 2025

Slide 2 © 2025 AeroVironment, Inc. Safe Harbor Statement This presentation contains statements regarding AeroVironment, Inc. (“AV”), including its wholly owned subsidiary BlueHalo, that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, forward-looking statements can be identified by words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “strategy,” “will,” “intend,” “may” and other similar expressions or the negative of such words or expressions. Statements in this presentation concerning AV’s expected future financial position, results of operations, revenues, business strategy, production capacity, competitive positions, growth opportunities, employment opportunities and mobility, plans and objectives of management, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which AV is unable to predict or control, that may cause actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in these statements as a result of a number of factors, including, but not limited to: the risk that AV’s acquisition of BlueHalo will not provide the expected benefits, or that we will not be able to achieve the cost or revenue synergies anticipated; unexpected costs, liabilities, charges or expenses resulting from the acquisition; the risk that the integration of AeroVironment and BlueHalo will be more difficult, time-consuming or expensive than anticipated; the risk of customer loss or other business disruption; the loss of key employees; the fact that unforeseen liabilities of AeroVironment or BlueHalo may exist; the risk of doing business internationally; AV’s capital structure following the acquisition of BlueHalo; the challenging macroeconomic environment, including disruptions in the defense industry; risks that AV may not be able to manage strains associated with its growth; dependence on key personnel; stock price volatility; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements; failure of the markets in which we operate to grow; AV’s failure to remain a market innovator, to create new market opportunities or to expand into new markets; AV’s reliance on sales to the U.S. government and the availability of U.S. government funding for defense procurement and R&D programs; AV’s ability to win U.S. and international government R&D and procurement programs; AV’s ability to execute contracts for anticipated sales, perform under such contracts and other existing contracts and obtain new contracts; any actual or threatened disruptions to our relationships with our suppliers and customers; unexpected changes in significant operating expenses, including components and raw materials; AV’s ability to protect its intellectual property and litigation risks; AV’s ability to increase production capacity to support anticipated growth; AV’s ability to comply with the covenants in our loan documents; and other risks and uncertainties identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of AV’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, and other risks as identified from time to time in its Securities and Exchange Commission (“SEC”) reports. Other unknown or unpredictable factors also could have a material adverse effect on AV’s business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, AV undertakes (and AV expressly disclaims) any obligation and does not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Slide 3 © 2025 AV, Inc. – Proprietary Information Slide 3 © 2025 AeroVironment, Inc. AeroVironment – a Defense Technology Leader ✓ Trusted supplier delivering advanced tech solutions to the U.S. DoD and their allies for 30+ years ✓ Best-positioned to address emerging global priorities in unmanned systems, one way attack, C-UAS, directed energy and space ✓ Consistent double-digit profitable revenue growth ✓ Closed acquisition of BlueHalo on May 1, 2025 fortifying leadership position in defense tech sector AeroVironment Snapshot Premier Portfolio of Solutions Precision Strike Group 1-3 UAS C-UAS & EW Ground & Maritime Robotic Solutions MacCready Works Space Technologies Directed Energy Solutions Cyber Advanced Solutions Autonomous Systems Space, Cyber & Directed Energy 100+ Countries sold to ~$2B Pro Forma Adjusted Revenue1 $8B Market Cap2 42,000+ AV platforms fielded and performing in most demanding environments 1 Based upon pro-forma financials for the combined BlueHalo and AV in FY26 in accordance with the 424B3 filed February 12, 2025 2 Market Cap as of market close on 5/31/2025

Slide 4 © 2025 AV, Inc. – Proprietary Information Slide 4 © 2025 AeroVironment, Inc. Acquisition of BlueHalo closed on May 1, 2025 Portfolio of mission critical capabilities Diversified Defense Tech solution provider Expected to be accretive to Revenue, Adj. EBITDA and non-GAAP EPS in first full year post-close Creates leading Defense Technology prime Widened aperture for strategic acquisitions Transaction Benefits

Summary Investment Highlights

1. Diversified product portfolio with leading edge solutions **aligned with highest U.S. DoD priorities**
2. Nearly **$3B invested over a decade in unmanned systems, one way attack, C-UAS, directed energy and space**
3. **Multi-generational suite of products best-positioned** to address the U.S. DoD's highest priorities
4. Trusted global provider with **decades of experience producing battlefield-ready** products
5. Proven ability to **scale production** to meet rising demand
6. "Big Bet" opportunities and newly launched products provide **significant growth upside**
7. **Diversified portfolio** of solutions has **no single area contributing >30% revenue**

Slide 5
© 2025 AeroVironment, Inc.

AV's Addressable Opportunity Now Exceeds $50B

U.S. DoD push for $150B additional spend / U.S. Army's Transformation Initiative / Expedited timeline for Golden Dome



$50B+
Total Addressable Market
$4B+
Growing
UAS
GROUPS 1, 2, and 3
$5B+
Rapidly Growing
Defensive
CUAS & Electronic Warfare
$6B+
Rapidly Growing
OWA
Precision Strike & One-Way Attack
$15B+
Rapidly Growing
ST
SPACE TECHNOLOGIES
$23B+
Growing
Cyber
CYBER
Innovating and Incubating New Markets
MW / ADV
MACCREADY WORKS ADVANCED SOLUTIONS

Slide 6
© 2025 AeroVironment, Inc.

Source: Renaissance Strategic Advisors.

AV’s Solutions Address U.S. DoD Priorities

Designed and developed with the customer’s goals in mind

Precision Fires & Loitering Munitions
Red Dragon, Switchblade
Enables long-range, precision strike capabilities against high-value targets with expendable and agile systems

Autonomous UAS (Groups 1–3)
P550, Puma, Jump-20
Provides low-cost, portable unmanned aerial systems for real-time ISR, targeting, and situational awareness

C-UAS
Titan, TItanSV, LOCUST, Freedom Eagle-1
Counters hostile drones through kinetic and non-kinetic detection and defeat systems

Space Technologies
BADGER, WASP, PANTHER, Space-Qualified Payloads, Laser Communications
Enhances warfighter connectivity and threat awareness through space-based systems

Cybersecurity
Scraawl, Lokiset, Monocle
Safeguards critical Mission networks and operations from cyber threats

Advanced Munitions
Red Dragon, Switchblade
Supports rapid, accurate, and scalable lethality with next-generation guided weapons


Congress Unveils $150B in New Defense Spending for 2025
AIR & SPACE FORCES MAGAZINE


Space Force Leaders Start Work on Golden Dome, See Massive Effort Ahead
AIR & SPACE FORCES MAGAZINE


Pentagon seeks to shift $50B in planned funding to new priorities in FY26
BREAKING DEFENSE


Pete Hegseth, Trump’s new defense secretary, issues message vowing to ‘rapidly’ field emerging tech
DEFENSESCOOP


Trump’s defense secretary nominee pledges to prioritize AI investments
AI
DEFENSESCOOP

Slide 7
© 2025 AeroVironment, Inc.

BlueHalo Acquisition Expands Footprint and Diversifies Portfolio



UAS Group 1,2,3
(P550, Puma, Jump-20)
Advanced Solutions
(Wildcat)
Ground and Maritime Robotic Solutions
(Telemax EVO)
Prior BlueHalo Acquisition
Precision Strike
(Switchblade, Red Dragon)
C-UAS & EW
(Titan, TitanSV, LOCUST)
UAS Group 1,2,3
(P550, Puma, Jump-20)
Advanced Solutions
(Wildcat)
Ground and Maritime Robotic Solutions
(Telemax EVO, Defender)
Cyber
(Scraawl, Lokiset, Monocle)
Post BlueHalo Acquisition
Precision Strike
(Switchblade, Red Dragon)
Space Technology
(BADGER, WASP, PANTHER)

No mission area is expected to contribute more than 30% of FY26 pro-forma revenue (1)

Slide 8
© 2025 AeroVironment, Inc.

(1) Based upon pro-forma financials for the combined BlueHalo and AV in FY26 in accordance with the 424B3 filed February 12, 2025

Slide 9 © 2025 AeroVironment, Inc. Innovation Engine Breakthrough Technologies Platform Standardization Transition to Programs of Record Proven Track Record of Innovation Innovation Powers Platform Differentiation Nearly $3B invested in hardware and software over the past decade across multiple product generations Decades of breakthrough innovation across unmanned systems, C-UAS, electronic warfare, cyber, and space domains Fielded systems evolved through multi-generational product cycles with more than 40,000 units delivered – continually refined through operational feedback Our integrated software and hardware architectures are born from internal innovation Open Architectures These scalable platforms accelerate mission customization, interoperability, and readiness Our innovation engine is the strategic fuel that drives future growth… …Leading to long-term customer alignment and sustained competitive advantage

Delivering Innovation Across All Defense Domains



Orbital Warfare & Space Effects
Space Domain Awareness
C4ISR and Multi-Domain Operations
Laser Communications and Space Payloads
Hypersonic Telemetry and Tracking
Next-Gen Aviation
Group 3 UAS
Group 1-2 UAS
NextGen Interceptor (Kinetic C-UAS)
One-Way Attack
Autonomous Swarms
Perimeter/Base Defense
C2 Tracking and Sensing
Directed Energy C-UAS
Space RF Systems for Communications, Telemetry, and Electronic Warfare
RF C-UAS
Ground Robotics
Laser Weapons, Precision Pointing and Tracking
Digital Operations
Undersea Autonomy
Offensive & Defensive Cyber Operations
OSINT
Electronic Warfare

Slide 10
© 2025 AeroVironment, Inc.

Slide 11 © 2025 AeroVironment, Inc. Battlefield Awareness AV’s METIS The Battlefield’s Cognitive Engine AI/ML that processes onboard sensor data to detect, classify and track threats Vision AV’s Spotr-Edge Onboard Computer Vision for Autonomous Targeting Real-time computer vision and situational awareness built to function in GPS denied and comms-degraded conditions Multi-Platform Control AV’s Kinesis Tomahawk Controller Unified Control of Autonomous Multi-Domain Assets Common control unit enabling synchronized command of aerial, ground and maritime platforms using AI for improved autonomy, aided target recognition, and RF spectrum synthesis Battlefield Operations AV’s Vigilant Halo Integrated Tactical C2 for Complex Operations Fuses sensor feeds, telemetry, and environmental data into a secure, mission-specific operating picture that enables theater-wide asset coordination, whether fixed, mobile, or distributed Platform Autonomy AV’s Avacore Behavior-Based Mission Execution Avacore’s intuitive behavior-tree framework empowers AV systems to conduct fully autonomous missions without comms dependency—even in the most contested spaces © 2025 AeroVironment, Inc. AV’s Software Drives Mission Success Across All Domains

Leading Solutions in Both UAS and C-UAS Operations

Precision Strike


SwitchBlade 600
Smart Munition System


SwitchBlade 300 Block 20
Tactical Munition System


Red Dragon
UAS Delivering Mission-Specific Capabilities

Group 1, 2, 3 UAS


P550
Battlefield Adaptable


Puma 3 AE
All-Environment


Jump 20-X
Unmatched Flexibility and Precision

C-UAS


Locust LWS
Directed Energy Solution


Titan & TitanSV
RF Detect and Neutralize


Freedom Eagle-1
Kinetic Intercept

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© 2025 AeroVironment, Inc.

Expanding Across Emerging and Mission-Critical Domains

Space Technologies



BADGER
Next-Generation Space Operations



Laser Communications
Higher Speed and Security



Space Qualified Payloads
Full Suite Across GEO, MEO, and Cislunar Orbits

Ground and Maritime Robotics



Defender
Leading Small Form-Factor ROV



Ally
Designed for Speed, Efficiency and Reduced Size



Telemax EVO
Rugged Design Supports Mission Flexibility

Emerging Technologies



Wildcat
Group 3 VTOL UAS Engineered for Extremes



Solar HAPS
High-Altitude Pseudo-Satellite



AVACORE
Autonomy Software

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© 2025 AeroVironment, Inc.

Uniquely Positioned for Upcoming Opportunities



Golden Dome

Remote sensing, tracking, and classified space capabilities

Robust MDA heritage, insights, and customer perspectives

Layered effector design and production expertise



One-Way Attack

Industry leading Switchblade product line

Computer vision and sensing algorithms (e.g., AvaCore)

Cross-domain swarming and C2 software suites



Counter-UAS

Full suite of C-UAS products for rf identification and defeat

Operationally fielded directed energy C-UAS solution

Kinetic kill capability for NGCM

Over 2,000 systems delivered



Border Security

Mature range of homeland-safe EW and mobile ATC solutions

AI-enabled intelligence software products and mission support

Extensive sales heritage with relevant U.S. DoD / IC / DHS partners

Full suite of ISR-enabled Group 1-3 UAS



Space Technologies

275+ space systems flown on-orbit

One of the only proven GEO lasercomm payloads

Developing and delivering the Nation's premier satellite operations capability via our proprietary, first-of-its-kind solution

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© 2025 AeroVironment, Inc.

Future Defense Solutions are More Cost Effective

AV's SWITCHBLADE Products
Provide Cost Effective Solutions

UKRAINE has fired

$~36M

MINIMAL COST

worth of

SWITCHBLADE 600

munitions

to destroy

>$2.5B

MAXIMUM IMPACT

worth of enemy equipment



AV's SWITCHBLADE 600

*Provides a **significant** Cost Advantage*



Slide 15
© 2025 AeroVironment, Inc.

Slide 16 © 2025 AeroVironment, Inc. ▷ Right-sized defense disruptor small enough to stay agile and innovative, yet large enough to support increased demand through government contracting ▷ Superior leading-edge technology focused on integrating AI and Autonomy that’s aligned to our customer’s highest current and future priorities ▷ Proven track record delivering next generation products to the U.S. Department of Defense and our allies for more than 30 years ▷ Recent acquisition of BlueHalo cements our leadership position in the Defense Tech sector as the dominant provider of multi-generational UAS, C-UAS and space products and solutions ▷ Demonstrated profitable double-digit revenue growth sustained by market leading investments in R&D offers upside opportunity as technology transitions to programs of record Aligned to Customer Priorities & Positioned for Growth

The Future of Defense is Now

Autonomous Systems


C-UAS Product
SUAS (Group 1/2 UAS)
PUMA LE
PUMA 3 AE
PUMA VTOL
P550
RAVEN B
VAPOR 55 MX
TOMAHAWK
MUAS (Group 3 UAS)
JUMP 20
JUMP 20-X
T-20
Precision Strike And Defense Systems
SWITCHBLADE 600
SWITCHBLADE 300
RED DRAGON
BLACKWING
Robotic Solutions (Telerob)
TELEMAX UGV
TEODOR EVO
Maccready Works (Advanced Technologies)
SOLAR HAPS
ARK
ACE
SPOTR-EDGE
WILDCAT
Unmanned Maritime
DEFENDER
RF C-UAS
TITAN
NextGen C-UAS Missle
FE-1
C2 Tracking + Sensing
Electronic Warfare

Slide 18
© 2025 AeroVironment, Inc.

Slide 19 © 2025 AeroVironment, Inc. Space, Cyber & Directed Energy Products C-UAS Product